EXHIBIT 10.3

CNL Income Properties, Inc.

Schedule of Omitted Agreements

The following lease agreements have not been filed as exhibits to this 8-K pursuant to Instruction 2 of Item 601 of Regulation S-K:

1.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL West Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Arrowhead Golf Club, Littleton, Colorado).

2.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Deer Creek Golf Club, Overland Park, Kansas).

3.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Eagle Brook Country Club, Geneva, Illinois).

4.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Mideast Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Hunt Valley Golf Club, Phoenix, Maryland).

5.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Legend at Arrowhead Golf Resort, Glendale, Arizona).

6.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Majestic Oaks Golf Club, Ham Lake, Minnesota).

7.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Mission Hills Country Club, Northbrook, Illinois).

8.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL West Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Painted Desert Golf Club, Las Vegas, Nevada).

9.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Ruffled Feathers Golf Club, Lemont, Illinois).

10.	Fee and Leasehold Deed of Trust dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Stonecreek Golf Club, Phoenix, Arizona).

11.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tallgrass Country Club, Wichita, Kansas).

12.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tatum Ranch Golf Club, Cave Creek, Arizona).

13.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Arrowhead Country Club, Glendale, Arizona).

14.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Continental Golf Course, Scottsdale, Arizona).

15.	Fee and Leasehold Deed of Trust dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Desert Lakes Golf Course, Bullhead City, Arizona).

16.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Foothills Golf Club, Phoenix, Arizona).

17.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Kokopelli Golf Club, Gilbert, Arizona).

18.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, as Landlord, Borrower, to The Prudential Insurance Company of America, Lender (London Bridge Golf Course, Lake Havasu, Arizona).

19.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Meadowbrook Golf & Country Club, Tulsa, Oklahoma).

20.	Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Superstition Springs Golf Club, Mesa, Arizona).

21.	Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tamarack Golf Club Naperville, Illinois).